SELIGMAN CAPITAL FUND, INC.


                       Statement of Additional Information
                               September 25, 2002


                                 100 Park Avenue
                            New York, New York 10017
                               (212) 850-1864 Toll
                         Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Capital Fund, Inc. (the Fund), dated May 1, 2002 (the Prospectus), offering Class A shares, Class B shares, Class C shares and Class D shares, and the current Prospectus dated May 1, 2002, offering Class I shares (together, the Prospectuses). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................    5
Control Persons and Principal Holders of Securities .......................   11
Investment Advisory and Other Services ....................................   11
Brokerage Allocation and Other Practices ..................................   18
Capital Stock and Other Securities ........................................   18
Purchase, Redemption, and Pricing of Shares ...............................   19
Taxation of the Fund ......................................................   24
Underwriters ..............................................................   25
Calculation of Performance Data ...........................................   27
Financial Statements ......................................................   29
General Information .......................................................   29
Appendix ..................................................................   30


EQCA1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1968.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, the Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. Borrowings may be secured by a mortgage or pledge of the Fund's assets.


Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.


Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Short Sales. The Fund may not sell "short" or maintain a "short position".


Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.


Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Put options, call options, put spreads and collars are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).


Lending of Portfolio Securities. The Fund may lend portfolio securities if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.


Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.


Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.


Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

- Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

- Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

- Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

- Invest more than 25% of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; or

- Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.


The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 2001 and 2000 were 207.04% and 212.97%, respectively.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is, shown below.. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                      Number          Other
                               Term of                                                                  of        Directorships
                               Office                                                               Portfolios       Held By
                                 and                                                                  in Fund      Director Not
                               Length                                                                 Complex       Disclosed
    Name, (Age),                 of                                                                  Overseen         Under
    Position(s)                 Time                   Principal Occupation(s) During Past              by          Principal
     With Fund                 Served*                    5 Years and Other Information              Director     Occupation(s)
     ---------                 -------                    -----------------------------              --------     -------------
-------------------------------------------------------------------------------------------------------------------------------
                                                              INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)         1995 to Date          Dean Emeritus, Fletcher School of Law and             61             None
Director                                          Diplomacy at Tufts University; Director or
                                                  Trustee of each of the investment companies
                                                  of the Seligman Group of Funds**; Chairman
                                                  Emeritus, American Council on Germany;
                                                  National Defense University and the Institute
                                                  for Defense Analyses. Formerly, Director,
                                                  USLIFE Corporation, life insurance; Governor
                                                  of the Center for Creative Leadership;
                                                  Director, Raytheon Co., defense and
                                                  commercial electronics; and Trustee of the
                                                  Institute for Defense Analyses. From June
                                                  1987 to June 1992, he was the Supreme Allied
                                                  Commander, Europe and the Commander-in-
                                                  Chief, United States European Command.

Alice S. Ilchman (67)       1991 to Date          President Emeritus, Sarah Lawrence College;           61             None
Director                                          Director or Trustee of each of the investment
                                                  companies of the Seligman Group of Funds**;
                                                  Director, Jeannette K. Watson Summer
                                                  Fellowship, summer internships for college
                                                  students; Trustee, Save the Children,
                                                  nonoprofit child-assistance organization, and
                                                  the Committee for Economic Development;
                                                  Governor, Court of Governors, London School
                                                  of Economics; and Director, Public
                                                  Broadcasting Service (PBS). Formerly,
                                                  Chairman, The Rockefeller Foundation,
                                                  charitable foundation; and Director, New York
                                                  Telephone Company.

Frank A. McPherson (69)     1995 to Date          Retired Chairman of the Board and Chief               61             None
Director                                          Executive Officer of Kerr- McGee Corporation,
                                                  diversified energy company; Director or
                                                  Trustee of each of the investment companies
                                                  of the Seligman Group of Funds**; Director,
                                                  Conoco Inc, oil and gas exploration and
                                                  production, Integris Health, owner of various
                                                  hospitals, BOK Financial, bank holding
                                                  company, Oklahoma Chapter of the Nature
                                                  Conservancy, Oklahoma Medical Research
                                                  Foundation, Boys and Girls Clubs of Oklahoma,
                                                  Oklahoma City Public Schools Foundation and
                                                  Oklahoma Foundation for Excellence in
                                                  Education. Formerly, Director, Kimberly-Clark
                                                  Corporation, consumer products.

John E. Merow (72)          1968 to Date          Retired Chairman and Senior Partner, Sullivan         61             None
Director                                          & Cromwell, law firm; Director or Trustee of
                                                  each of the investment companies of the
                                                  Seligman Group of Funds**; Director,
                                                  Commonwealth Industries, Inc., manufacturer
                                                  of aluminum sheet products; Director and
                                                  Treasurer, the Foreign Policy Association;
                                                  Director Emeritus, Municipal Art Society of
                                                  New York; Trustee and Secretary, the U.S.
                                                  Council for International Business; Trustee,
                                                  New York-Presbyterian Hospital; Trustee and
                                                  Vice Chairman, New York-Presbyterian
                                                  Healthcare System, Inc.; and Member of the
                                                  American Law Institute and Council on Foreign
                                                  Relations.

Betsy S. Michel (60)        1984 to Date          Attorney; Director or Trustee of each of the          61             None
Director                                          investment companies of the Seligman Group of
                                                  Funds**; Trustee, The Geraldine R. Dodge
                                                  Foundation, charitable foundation, and World
                                                  Learning, Inc., charitable foundation.
                                                  Formerly, Chairman of the Board of Trustees
                                                  of St. George's School (Newport, RI).

                                                                                                      Number          Other
                               Term of                                                                  of        Directorships
                               Office                                                               Portfolios       Held By
                                 and                                                                  in Fund      Director Not
                               Length                                                                 Complex       Disclosed
    Name, (Age),                 of                                                                  Overseen         Under
    Position(s)                 Time                   Principal Occupation(s) During Past              by          Principal
     With Fund                 Served*                    5 Years and Other Information              Director     Occupation(s)
     ---------                 -------                    -----------------------------              --------     -------------
Leroy C. Richie (60)        2000 to Date          Chairman and Chief Executive Officer, Q               60             None
Director                                          Standards Worldwide, Inc., library of
                                                  technical standards; Director or Trustee of
                                                  each of the investment companies of the
                                                  Seligman Group of Funds** (except Seligman
                                                  Cash Management Fund, Inc.); Director,
                                                  Kerr-McGee Corporation, diversified energy
                                                  company, and Infinity, Inc., oil and gas
                                                  services and exploration; Director and
                                                  Chairman, Highland Park Michigan Economic
                                                  Development Corp. Formerly, Trustee, New York
                                                  University Law Center Foundation; Vice
                                                  Chairman, Detroit Medical Center and Detroit
                                                  Economic Growth Corp.; and Chairman and Chief
                                                  Executive Officer, Capital Coating
                                                  Technologies, Inc., applied coating
                                                  technologies; and Vice President and General
                                                  Counsel, Automotive Legal Affairs, Chrysler
                                                  Corporation.

James Q. Riordan (75)       1991 to Date          Director or Trustee of each of the investment         61             None
Director                                          companies of the Seligman Group of Funds;**
                                                  Director or Trustee, The Houston Exploration
                                                  Company, oil exploration, and the Committee
                                                  for Economic Development. Formerly, Vice
                                                  Chairman, Mobil Corporation, petroleum and
                                                  petrochemicals; Co-Chairman of the Policy
                                                  Council of the Tax Foundation; Director and
                                                  President, Bekaert Corporation, high-grade
                                                  steel cord, wire and fencing products; and a
                                                  Director or Trustee of Tesoro Petroleum
                                                  Companies, Inc., Dow Jones & Company, Inc.,
                                                  business and financial news, KeySpan
                                                  Corporation, diversified energy and electric
                                                  company, The Brooklyn Museum and the Public
                                                  Broadcasting Service (PBS).

Robert L. Shafer (70)       1980 to Date          Retired Vice President, Pfizer Inc.,                  61             None
Director                                          pharmaceuticals; Director or Trustee of each
                                                  of the investment companies of the Seligman
                                                  Group of Funds**. Formerly, Director, USLIFE
                                                  Corporation, life insurance.

James N. Whitson (67)       1993 to Date          Retired Executive Vice President and Chief            61             None
Director                                          Operating Officer, Sammons Enterprises, Inc.,
                                                  a diversified holding company; Director or
                                                  Trustee of each of the investment companies
                                                  of the Seligman Group of Funds;** Director
                                                  and Consultant, Sammons Enterprises, Inc.;
                                                  and Director, C-SPAN, cable television
                                                  networks, and CommScope, Inc., manufacturer
                                                  of coaxial cable.

-------------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

Paul C. Guidone*** (44)         2002              Managing Director and Chief Investment                60            [None]
Director                                          Officer, J. & W. Seligman & Co. Incorporated,
                                                  Director or Trustee of each of the investment
                                                  companies of the Seligman Group of Funds**,
                                                  with the exception of Seligman Cash
                                                  Management Fund, Inc.; member of the
                                                  Association of Investment Management and
                                                  Research, the New York Society of Security
                                                  Analysts and the London Society of Investment
                                                  Professionals. Formerly Deputy Chairman and
                                                  Group Chief Executive Officer of HSBC Asset
                                                  Management and, prior to that, Managing
                                                  Director and Chief Investment Officer of
                                                  Prudential Diversified Investments.

William C. Morris*** (64)   1988 to Date          Chairman, J. & W. Seligman & Co.                      61             None
Director, Chairman of                             Incorporated, Chairman and Chief Executive
the Board and Chief                               Officer of each of the investment companies
Executive Officer                                 of the Seligman Group of Funds**; Chairman,
                                                  Seligman Advisors, Inc. and Seligman
                                                  Services, Inc., broker-dealer, and Director,
                                                  Seligman Data Corp.; Chairman, Carbo Ceramics
                                                  Inc., manufacturer of ceramic proppants for
                                                  oil and gas industry; and Director,
                                                  Kerr-McGee Corporation, a diversified energy
                                                  company.

                                                                                                      Number          Other
                               Term of                                                                  of        Directorships
                               Office                                                               Portfolios       Held By
                                 and                                                                  in Fund      Director Not
                               Length                                                                 Complex       Disclosed
    Name, (Age),                 of                                                                  Overseen         Under
    Position(s)                 Time                   Principal Occupation(s) During Past              by          Principal
     With Fund                 Served*                    5 Years and Other Information              Director     Occupation(s)
     ---------                 -------                    -----------------------------              --------     -------------
Brian T. Zino*** (49)        Dir.: 1993           Director and President, J. & W. Seligman &            61             None
Director and President        to Date             Co. Incorporated; President of each of the
                           Pres.: 1995 to         investment companies of the Seligman Group of
                                Date              Funds (with the exception of Seligman Quality
                                                  Municipal Fund, Inc. and Seligman Select
                                                  Municipal Fund, Inc.) and Director or Trustee
                                                  of each of the investment companies of the
                                                  Seligman Group of Funds**; Director, Seligman
                                                  Advisors, Inc. and Seligman Services, Inc.;
                                                  Chairman, Seligman Data Corp.; Member of the
                                                  Board of Governors of the Investment Company
                                                  Institute; and Vice Chairman, ICI Mutual
                                                  Insurance Company.

Marion S. Schultheis (56)   1998 to Date          Managing Director, J. & W. Seligman & Co.            N/A              N/A
Vice President and                                Incorporated since May 1998; Vice President
Portfolio Manager                                 and Portfolio Manager, Seligman Growth Fund,
                                                  Inc.; Vice President, Seligman Global Fund
                                                  Series and Co-Portfolio Manager of its Global
                                                  Growth Fund; and Vice President of Seligman
                                                  Portfolios, Inc. and Portfolio Manager of its
                                                  Seligman Capital Portfolio and Seligman
                                                  Large-Cap Growth Portfolio and Co-Portfolio
                                                  Manager of its Seligman Global Growth
                                                  Portfolio. Formerly, Managing Director at
                                                  Chancellor LGT from October 1997 until May
                                                  1998; and Senior Portfolio Manager at IDS
                                                  Advisory Group Inc. from August 1987 until
                                                  October 1997.

Thomas Rose (44)            2000 to Date          Senior Vice President, Finance, J. & W.              N/A              N/A
Vice President                                    Seligman & Co. Incorporated, Seligman
                                                  Advisors, Inc. and Seligman Data Corp.; Vice
                                                  President of each of the investment companies
                                                  of the Seligman Group of Funds** and of
                                                  Seligman Services, Inc. and Seligman
                                                  International, Inc. Formerly, Treasurer of
                                                  each of the investment companies of the
                                                  Seligman Group of Funds and of Seligman Data
                                                  Corp.

Lawrence P. Vogel (45)       V.P.: 1992           Senior Vice President and Treasurer,                 N/A              N/A
Vice President and            to Date             Investment Companies, J. & W. Seligman & Co.
Treasurer                   Treas.: 2000          Incorporated; Vice President and Treasurer of
                              to Date             each of the investment companies of the
                                                  Seligman Group of Funds** and of Seligman
                                                  Data Corp. Formerly, Senior Vice President,
                                                  Finance, J. & W. Seligman & Co. Incorporated,
                                                  Seligman Advisors, Inc., Seligman
                                                  International, Inc. and Seligman Data Corp.;
                                                  Vice President, Seligman Services, Inc.; and
                                                  Treasurer, Seligman International, Inc. and
                                                  Seligman Henderson Co.

Frank J. Nasta (37)         1994 to Date          General Counsel, Senior Vice President, Law          N/A              N/A
Secretary                                         and Regulation and Corporate Secretary, J. &
                                                  W. Seligman & Co. Incorporated; Secretary, of
                                                  each of the investment companies of the
                                                  Seligman Group of Funds**; and Corporate
                                                  Secretary, Seligman Advisors, Inc., Seligman
                                                  Services, Inc., Seligman International, Inc.
                                                  and Seligman Data Corp. Formerly, Corporate
                                                  Secretary, Seligman Henderson Co.

----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.


*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the

Corporation. The Committee met five times during the year ended December 31, 2001. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.


Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2001. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.


Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the year ended December 31, 2001. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan and Dr. Ilchman.


Beneficial Ownership of Shares

As of December 31, 2001, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:


                                                        Aggregate Dollar Range of
                      Dollar Range of Fund Shares    Shares Owned by Director in the
     Name                  Owned By Director             Seligman Group of Funds
------------------------------------------------------------------------------------
                         INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------
John R. Galvin                $1 - $10,000                  $50,001 - $100,000
Alice S. Ilchman           $10,001 - $50,000                  Over $100,000
Frank A. McPherson            $1 - $10,000                    Over $100,000
John E. Merow              $50,001 - $100,000                 Over $100,000
Betsy S. Michel            $50,001 - $100,000                 Over $100,000
James C. Pitney(1)            Over $100,00                    Over $100,000
Leroy C. Richie               $1 - $10,000                  $10,001 - $50,000
James Q. Riordan           $10,001 - $50,000                  Over $100,000
Robert L. Shafer             Over $100,000                    Over $100,000
James N. Whitson           $10,001 - $50,000                  Over $100,000
------------------------------------------------------------------------------------
                         INTERESTED DIRECTORS
------------------------------------------------------------------------------------
Paul C. Guidone            $10,001 - $50,000                $50,001 - $100,000
William C. Morris            Over $100,000                    Over $100,000
Brian T. Zino                Over $100,000                    Over $100,000

----------
(1)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

Compensation


                                                                   Pension or         Total Compensation
                                               Aggregate       Retirement Benefits       from Fund and
            Name and                         Compensation      Accrued as Part of      Fund Complex Paid
       Position with Fund                    from Fund (1)        Fund Expenses       to Directors (1)(2)
       ------------------                    -------------        -------------       -------------------
William C. Morris, Director and Chairman           N/A                 N/A                     N/A
Brian T. Zino, Director and President              N/A                 N/A                     N/A
John R. Galvin, Director                        $1,875                 N/A                 $94,500
Alice S. Ilchman, Director                       1,821                 N/A                  88,500
Frank A. McPherson, Director                     1,849                 N/A                  90,000
John E. Merow, Director                          1,875                 N/A                  94,500
Betsy S. Michel, Director                        1,875                 N/A                  91,500
James C. Pitney, Director (3)                    1,821                 N/A                  87,000
Leroy C. Richie, Director                        1,709                 N/A                  90,000
James Q. Riordan, Director                       1,821                 N/A                  87,000
Robert L. Shafer, Director                       1,793                 N/A                  85,500
James N. Whitson, Director                       1,875(4)              N/A                  93,000(4)


----------
(1)   For the Fund's year ended December 31, 2001.

(2)   The Seligman Group of Funds consists of twenty-three investment companies.


(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.


(4)   Deferred.

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 2001 was $18,262.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $35,056 and $10,562, respectively, as of December 31, 2001.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of investment companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons

As of April 5, 2002, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 5, 2002, 8.25% of the Fund's Class A shares of capital stock then outstanding, 19.89% of the Fund's Class B shares of capital stock then outstanding and 30.07% of the Fund's Class D shares of capital stock then outstanding, were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246. As of the same date, 61.17% and 16.22% of the Fund's Class I shares of capital stock then outstanding, were registered in the names of Investors Fiduciary Trust Co Trustee for the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017 and Investors Fiduciary Trust Co Trustee for the Seligman Data Corp 401K/Thrift Plan, Attn: Pension Plan Services, 100 Park Avenue, New York, NY 10017, respectively. As of the same date, 10.82% and 9.81% of the Fund's Class I shares of capital stock then outstanding were registered in the name of State Street Bank and Trust Company FBO Parental Savings Trust Fund College Horizon 7, Attn: Karen Albright, 105 Rosemont Avenue, Westwood, MA 10190 and State Street Bank and Trust Company FBO Parental Savings Trust Fund College Horizon 17, Attn: Karen Albright, 105 Rosemont Avenue, Westwood, MA 10190, respectively. As of the same date, there were no principal holders who owned 5% or more of the Fund's Class C shares of the then outstanding shares of capital stock of the Fund.

Management Ownership

As of April 5, 2002, Directors and officers of the Fund as a group owned less than 1% of Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, no Directors and officers owned shares of the Fund's Class B shares, Class C shares, Class D shares or Class I shares of the then outstanding shares of capital stock of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman and C.E.O. of the Fund, owns a majority of the outstanding voting securities of Seligman. See the Appendix to this SAI for information regarding the history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


As compensation for the services performed and the facilities and personnel provided by Seligman, the Fund pays to Seligman promptly after the end of each month a fee, calculated on each day during such month. Effective as of September 25, 2002, the management fee rate is determined by a formula based on the net assets of the Fund, with provision for a reduction of the management fee rate as the assets of the Fund increase:

                                                                  Annual
       Net Assets of the Fund                                    Fee Rate
       ----------------------                                    --------
       First $1.0 billion at ...............................       .85%
       Next $1.0 billion at.................................       .80%
       Thereafter...........................................       .75%

Prior to September 25, 2002, the management fee rate, computed daily and paid monthly, was determined by a formula based on the "Fee Base" which as of any day meant the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which Seligman or any affiliated company acts as investment adviser or manager (including the Fund). For the year ended December 21, 2001, the Fund paid Seligman $3,781,012, equal to .48% of its average daily net assets. For the year ended December 31, 2000, the Fund paid Seligman $3,193,924, equal to .47% of its average daily net assets. For the year ended December 31, 1999, the Fund paid Seligman $1,623,132, equal to .47% of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.


The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The Management Agreement was further amended, effective September 25, 2002, to increase the fee rate and to change the method of computing the fee rate, as approved by the Board of Directors on May 16, 2002 and by shareholders at a special meeting held on September 25, 2002. The Management Agreement will continue in effect until December 31, 2003 and thereafter until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 15, 2001 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement and at the May 16, 2002 Board of Director meeting unanimously approved the amendments to the Management Agreement to increase the fee rate and to change the method of computation. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Fund (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Fund's expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Fund's management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Fund and to Seligman; (7) portfolio turnover for the Fund and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund; (10) an analysis of the impact of implementing the fee rate change;
(11) information provided by Seligman concerning the increased costs associated with high quality investment management and other personnel and the significant infrastructure investments made by Seligman in recent years, including significant technology-related capital and operating expenditures; (12) information as to the management fees paid by the other investment companies in the Seligman Group of Funds; (13) the organization and financial condition of Seligman; and (14) changes in the mutual fund industry since 1991 that have affected the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 15, 2001 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2000 and 2001 (through September 30) and estimates for full-year 2001. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                           Sales Charge       Sales Charge          Reallowance
                            as a % of         as a % of Net          as a % of
Amount of Purchase      Offering Price(1)    Amount Invested      Offering Price
------------------      -----------------    ---------------      --------------
Less than $50,000             4.75%               4.99%                4.25%
$50,000 - $99,999             4.00                4.17                 3.50
$100,000 - $249,999           3.50                3.63                 3.00
$250,000 - $499,999           2.50                2.56                 2.25
$500,000 - $999,999           2.00                2.04                 1.75
$1,000,000 and over             0                   0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                           Sales Charge       Sales Charge          Reallowance
                            as a % of         as a % of Net          as a % of
Amount of Purchase      Offering Price(1)    Amount Invested      Offering Price
------------------      -----------------    ---------------      --------------
Less than $100,000            1.00%               1.01%                 1.00%
$100,000 - $249,999           0.50                0.50                  0.50
$250,000 - $1,000,000           0                   0                     0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2001, 2000 and 1999, Seligman Services received commissions in the amounts of $7,731, $25,356 and $5,149, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. (There is no administration, shareholder services and distribution fee in respect of the Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2001 was $1,188,939, equivalent to .25% per annum of the Class A shares' average daily net assets.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to one or more third parties, which have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2001 was $1,279,233, equivalent to 1% per annum of the Class B shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2001 was $1,141,240, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2001, Seligman Advisors incurred $1,634,552 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 1.33% of the net assets of Class C shares at December 31, 2001.

If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2001 was $699,243, equivalent to 1% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2001, Seligman Advisors incurred $172,248 of expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 0.25% of the net assets of Class D shares at December 31, 2001.

If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2001, were spent on the following activities in the following amounts:

                                    Class A     Class B*     Class C     Class D
                                    -------     --------     -------     -------

Compensation to underwriters      $   -0-       $  -0-      $788,365    $156,445
Compensation to broker/dealers     1,188,939     319,637     352,875     542,798
Other*                                -0-        959,596       -0-         -0-

* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2001, 2000 and

1999, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $110,213, $124,990 and $90,047, respectively.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the years ended December 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $2,878,747, $1,234,842 and $1,159,370, respectively.

Commissions

For the years ended December 31, 2001, 2000 and 1999, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage

During the year ended December 31, 2001, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the year ended December 31, 2001, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class I common stock. Each share of the Fund's Class A, Class B, Class C, Class D and Class I common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan

(Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectuses.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectuses. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may only be purchased by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D and

Class I shares are sold at NAV(2). Using each Class's NAV at December 31, 2001, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value per share ...........................................     $19.66
     Maximum sales charge (4.75% of offering price) .................       0.98
                                                                          ------
     Offering price to public .......................................     $20.64
                                                                          ======

Class B
     Net asset value and offering price per share(2) ................     $16.95
                                                                          ======

Class C
Net asset value per share ...........................................     $16.98
     Maximum sales charge (1.00% of offering price(1)) ..............       0.17
                                                                          ------
     Offering price to public .......................................     $17.15
                                                                          ======

Class D
     Net asset value and offering price per share(2) ................     $16.97
                                                                          ======

Class I
     Net asset value and offering price per share ...................     $19.66
                                                                          ======

----------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or capital gain distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2001, 2000 and 1999 amounted to $793,034, $2,100,063 and $173,889, respectively, of which $89,689, $236,891 and $20,410, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the years ended December 31, 2001, 2000 and for the period from May 27, 1999 (commencement of operations) to December 31, 1999 amounted to $523,483, $1,099,042 and $50,444, respectively, none of which was retained by Seligman Advisors.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2001:

                               Compensation on
       Net Underwriting        Redemptions and
        Discounts and            Repurchases
     Commissions (Class A     (CDSC on Class A,
      and Class C Sales      Class C and Class D    Brokerage        Other
      Charges Retained)        Shares Retained)    Commissions  Compensation (1)
      -----------------        ----------------    -----------  ----------------

           $89,689                 $153,701            $-0-         $79,718

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2001 are reflected in the table.

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended December 31, 2001, were (19.10)%, 13.85% and 12.79%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares over the relevant periods were reinvested. It was then assumed that at the end of the one-, five-, and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended December 31, 2001 was 233.32%. Thus, a $1,000 investment in Class A shares made on December 31, 1991 had a value of $3,333 on December 31, 2001.

Class B

The average annual total returns for the Fund's Class B shares for the one-and five-year periods ended December 31, 2001 and for the period from April 22, 1996 (commencement of operations) through December 31, 2001, were (19.75)%, 13.87% and 13.21%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total return for Class B shares of the Fund for the period from April 22, 1996 (commencement of operations of Class B shares) through December 31, 2001 was 102.72%. Thus, a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $2,027 on December 31, 2001.

Class C

The average annual total returns for the Fund's Class C shares for the one-year period ended December 31, 2001 and the period from May 27, 1999 (commencement of operations) through December 31, 2001 were (17.34)% and 12.59%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC.


The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (commencement of operations of Class C shares) through December 31, 2001 was 36.11%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 (commencement of operations of Class C shares) had a value of $1,361 on December 31, 2001.


Class D

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 2001 and for the period from May 3, 1993 (commencement of operations) through December 31, 2001, were (16.47)%, 14.12% and 13.55%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC.

The cumulative total return for Class D shares of the Fund from May 3, 1993 (commencement of operations of Class D shares) through December 31, 2001 was 200.86%. Thus, a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $3,009 on December 31, 2001.

Class I

The cumulative total return for the Fund's Class I shares for the period from November 30, 2001 (commencement of operations) through December 31, 2001 was 2.18%. This return was computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception, the entire amount was redeemed. Thus, a $1,000 investment in Class I shares made on November 30, 2001 (commencement of operations of Class I shares) had a value of $1,022 on December 31, 2001.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted from time to time for periods through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, Class D and Class I shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to shareholders for the year ended December 31, 2001, contains a schedule of the investments of the Fund as of December 31, 2001, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                    Appendix

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.

....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

....1950-1989

o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.

....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.


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